UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

______________________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): April 2, 2013

FIRST MARINER BANCORP
(Exact name of registrant as specified in charter)

Maryland (State or other jurisdiction of incorporation)	000-21815 (Commission File Number)	52-1834860 (IRS Employer Identification No.)

1501 S. Clinton Street, Baltimore, MD  21224
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  (410) 342-2600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02Results of Operations and Financial Condition

On April 2, 2013, First Mariner Bancorp (the “Company”) issued a press release announcing its financial results for the three and twelve months ended December 31, 2012, which corrected and replaced the press release issued on January 31, 2013.  A copy of the press release dated April 2, 2013 is attached to this Report as Exhibit 99.1 and is furnished herewith.

The information contained in this Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of  the “Exchange Act,” or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements or Certain Officers.

On April 3, 2013, First Mariner Bank (the “Bank”), the wholly-owned subsidiary of the Company, entered into Retention and Success Bonus Agreements (the “Agreements”) with Mark A. Keidel, President, Chief Operating Officer and interim Chief Executive Officer of the Company and the Bank, and Paul B. Susie, Chief Financial Officer of the Company and the Bank.   As incentive for continued employment with the Bank, the Agreements will provide Messrs. Keidel and Susie with twelve (12) monthly payments of $5,000 and $3,000, respectively, begninning on or about April 15, 2013.   In the event that either executive voluntarily terminates his employment with the Bank prior to April 1, 2014 or the Bank terminates the executive’s employment with just cause prior to April 1, 2014, the executives would be responsible for repaying the amounts previously paid under the Agreements.  If the executive’s employment terminates without cause prior to April 1, 2014, the full retention bonus amount would be become immediately due and payable in full.

The Agreements also provide that Messrs. Keidel and Susie will qualify for success bonus payments of $350,000 and $185,000, respectively, if the Bank achieves the minimum capital ratios set forth in the Cease and Desist Order (the “Order”) issued by the Maryland Commissioner of Financial Regulation (the “Commissioner”) and the Federal Deposit Insurance Corporation (the “FDIC”).  In the Order, the FDIC and the Commissioner directed the Bank to raise its leverage and total risk-based capital ratios to 6.5% and 10%, respectively, by March 31, 2010 and to 7.5% and 11%, respectively, by June 30, 2010.  At December 31, 2013, the Bank’s leverage and total risk-based capital ratios were 3.8% and 7.3%, respectively.

Item 9.01Financial Statements and Exhibits

Exhibits

      Number   Description

       99.1    Press Release dated April 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MARINER BANCORP

Date: April 5, 2013	By:	/s/ Paul B. Susie
Paul B. Susie
Chief Financial Officer